UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2014

CELLULAR DYNAMICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	001-36021 (Commission File Number)	26-1737267 (IRS Employer Identification No.)

525 Science Drive Madison, Wisconsin (Address of principal executive offices)	53711 (Zip Code)

Registrant’s telephone number, including area code:  (608) 310-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The results of the matters submitted to a shareholder vote at the Annual Meeting of Shareholders of Cellular Dynamics International, Inc. (the “Company”) held on May 1, 2014, are as follows:

(1) Election of the below-named nominees to the Board of Directors (the “Board) of the Company:

Nominee	Number of Votes For	Number of Votes Withheld	Broker Non- Votes
Robert J. Palay	8,276,279	828,713	2,166,210
Thomas M. Palay	8,256,602	848,390	2,166,210
Sheli Z. Rosenberg	8,830,114	274,878	2,166,210

Each of the nominees was elected.

(2) Ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2014:
Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes

11,182,305	12,361	76,536	0

This matter was approved by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2014	CELLULAR DYNAMICS INTERNATIONAL, INC.

By: /s/ Anna M. Geyso
Anna M. Geyso
Senior Vice President, General Counsel and Secretary

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